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                                                                   Exhibit 10.17

                                1992 STOCK PLAN
                      NONSTATUTORY STOCK OPTION AGREEMENT


VidaMed, Inc., a Delaware corporation (the "Company"), hereby grants __________ (the "Optionee") an Option to purchase a total of ________ shares (the "Shares") of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1.  Nature of the Option. If Optionee is an Employee of the Company, this
    --------------------
Option is intended to qualify as A Nonstatutory Stock Option as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Exercise Price. The exercise price is ______ for each share of Common
    ---------------
Stock, which price is not less than the fair market value per share of Common Stock on the date of grant, as determined under the Plan.

3.  Exercise of Option. This Option shall be exercisable during its term in
    -------------------
accordance with the provisions of Section 9 of the Plan as follows:

    (i)  Right to Exercise.
         ------------------

         (a) Subject to Subsection 3(i)(b) and (c), below, twelve forty-eighths (12/48) of the total number of shares subject to this Option shall be exercisable twelve (12) months following __________ and an additional one forty-eighth (1/48) of the total number of shares subject to this Option shall become exercisable at the end of each full month thereafter until all of such shares are exercisable. In no event shall this Option provide for vesting at a rate of less than 20% per year over five years from the date of grant of this option.

         (b)  This Option may not be exercised for a fraction of a Share.

         (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below.

         (d) Notwithstanding any provision of Section 3 (i) and (ii) of this Agreement to the contrary, the Option shall become fully vested and exercisable as to all of the shares subject to the Option on the effective date of termination of Optionee's employment by the Company other than for cause following a business combination.

         For purposes of this Agreement, "Business Combination" means a reorganization or merger as a result of which the holders of the company's voting stock prior thereto hold less than 50% of the voting stock of the surviving or successor corporation (including

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         any parent corporation) or entity, or sales of all or substantially all of the company's assets.

    (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4.  Method of Payment. Payment of the purchase price shall be made by cash,
    ------------------
    check or consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

5.  Termination of Status as an Employee or Consultant.  If the Optionee is an
    ---------------------------------------------------
    Employee and ceases to serve as an Employee or if Optionee is a Consultant and ceases to serve as a Consultant, then Optionee may, but only within ninety (90) days after the date the Optionee ceases to be an Employee or Consultant (as the case may be), exercise this Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

6.  Disability of Optionee.  Notwithstanding the provisions of Section 5 above,
    -----------------------
    if Optionee is unable to continue the Optionee's employment or consulting relationship with the Company as a result of the Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship, exercise this Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

7.  Death of Optionee.  In the event of the death of Optionee:
    ------------------

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     (i)   during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death; or

     (ii) within ninety (90) days after the termination of Optionee's Continuous Status as an Employee or Consultant, this Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

 8.  Non-Transferability of Option. This Option may not be transferred in any
     ------------------------------
     manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

 9.  Term of Option. Notwithstanding Section 7, this Option may not be exercised
     ---------------
     more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10.  Miscellaneous. The recipient of this Option acknowledges that the Company
     --------------
     has no additional obligation to issue or sell securities to the Optionee.


DATE OF GRANT:  _________________


                                    VidaMed, Inc.



                      By:________________________________
                                    John F. Howe
                                    VP Finance & CFO


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OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION
3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges that this Stock Option Agreement satisfies all of the Company's obligations to the Optionee with regard to grants of options exercisable for shares of the Company's Common Stock.

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan.

                              Dated:__________________


                              ---------------------------------------
                              (Signature), Optionee

                              Residence Address:


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                              Social Security Number:

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                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------
                                 STOCK OPTION
                                 ------------


TO:    VidaMed, Inc.

FROM:

DATE:

RE:    Exercise of Stock Option

I hereby exercise my option to purchase _______ shares of Common Stock at $_____ per share (total exercise price of $____), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement dated ____, 20 __. The option price and vested amount is in accordance with Sections 2 and 3 of the Stock Option Agreement.

Attached is a check payable to _________ for the total exercise price of the shares being purchased.

Please prepare the stock certificate in the following name(s):

                                    -------------------------------

                                    -------------------------------

If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

Sincerely,


---------------------------------
Signature

---------------------------------
Print or Type Name


Letter and consideration received
on ____________, 20 ___.

By:______________________________

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